EXHIBIT 10.6


                       CITY LOOKS SALONS INTERNATIONAL(R)
                              DEVELOPMENT AGREEMENT


                                     BETWEEN


                 THE BARBERS, HAIRSTYLING FOR MEN & WOMEN, INC.
                          300 Industrial Boulevard N.E.
                          Minneapolis, Minnesota 55413
                                 (612) 331-8500
                               Fax: (612) 331-2821

                                       AND

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                              Name(s) of FRANCHISEE


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                                     Street

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                City                 State             Zip Code

                (        )
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                Area Code    Telephone

                (        )
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                Area Code    Telephone


                         DATE OF DEVELOPMENT AGREEMENT:

                            __________________, ____

                       CITY LOOKS SALONS INTERNATIONAL(R)

                              DEVELOPMENT AGREEMENT

Article     Description                                                     Page
-------     -----------                                                     ----

1           FRANCHISED AREA....................................................2
2           TERM OF DEVELOPMENT AGREEMENT; RIGHT OF FIRST REFUSAL..............2
3           EXCLUSIVE TERRITORY FEE; INITIAL FEES; DEVELOPMENT SCHEDULE........3
4           OTHER OBLIGATIONS OF FRANCHISEE....................................5
5           CONFIDENTIAL OPERATIONS MANUAL AND OTHER INFORMATION...............8
6           CITY LOOKS' RIGHT OF TERMINATION.................................. 9
7           FRANCHISEE'S RIGHTS AND OBLIGATIONS UPON TERMINATION..............11
8           FRANCHISEE'S COVENANTS NOT TO COMPETE.............................12
9           INDEPENDENT CONTRACTORS; INDEMNIFICATION..........................13
10          ASSIGNMENT........................................................14
11          ARBITRATION.......................................................16
12          ENFORCEMENT.......................................................18
13          NOTICES...........................................................20
14          ACKNOWLEDGMENTS...................................................20
15          DISCLAIMER; FRANCHISEE'S LEGAL COUNSEL............................22
16          GOVERNING LAW; STATE MODIFICATIONS................................23
17          DEFINITIONS.......................................................23

PERSONAL GUARANTY


                                       i

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                       CITY LOOKS SALONS INTERNATIONAL(R)

                              DEVELOPMENT AGREEMENT


THIS DEVELOPMENT AGREEMENT (this "Agreement"), made, entered into and effective this _____ day of _______________, ________, by and between The Barbers, Hairstyling for Men & Women, Inc., a Minnesota corporation ("CITY LOOKS" and sometimes "THE BARBERS"), and ______________________________________________, a
___________________________ (the "FRANCHISEE");

                                   WITNESSETH:

WHEREAS, CITY LOOKS has developed and owns a distinctive business system for operating hairstyling businesses of a distinctive character with the name "City Looks Salons International(R)" (the "Business System" or the "City Looks Business System") and has publicized the name "City Looks Salons
International(R)" and other trademarks, trade names, service marks, and commercial symbols to the public as an organization of businesses operating under the City Looks Business System; and

WHEREAS, CITY LOOKS represents that it has the right and authority to license the use of the name "City Looks Salons International(R)" and certain other trademarks, trade names, service marks, logos and commercial symbols (the "Marks") for use in connection with hairstyling businesses operated in conformity with the Business System to selected persons or entities who will comply with CITY LOOKS' uniformity requirements and quality standards; and

WHEREAS, the FRANCHISEE desires to operate City Looks Salons International hairstyling businesses at locations in the area designated in Article 1 of this Agreement which will conform to the uniformity requirements and quality standards established and promulgated from time to time by CITY LOOKS; and

WHEREAS, CITY LOOKS is willing to provide the FRANCHISEE with marketing, advertising, technology, operational and other business information, experience and "know how" about the City Looks Salons International business that has been developed over time by CITY LOOKS at a significant cost and expense; and

WHEREAS, the FRANCHISEE acknowledges that it would take substantial capital and human resources to develop a business similar to the City Looks Salons International business and, as a consequence, the FRANCHISEE desires to acquire the right to use the Marks and the Business System and to own and operate City Looks Salons International businesses subject to and under the terms and conditions set forth in this Agreement; and

WHEREAS, the FRANCHISEE acknowledges that CITY LOOKS would not provide the FRANCHISEE with any business information or "know how" about the City Looks Business System unless the FRANCHISEE agreed to comply with all of the terms and conditions of this Agreement and to pay the Exclusive Territory Fee and the other fees specified in this Agreement; and

WHEREAS, the FRANCHISEE has had a full and adequate opportunity to be thoroughly advised of the terms and conditions of this Agreement by its legal counsel or other advisor, and has had sufficient time to evaluate and investigate the City Looks Business System, the financial investment requirements, and the business risks associated with owning and operating City Looks Salons International businesses;

NOW, THEREFORE, in consideration of the mutual promises and covenants set forth in this Agreement and for other good and valuable consideration, the parties hereby contract as follows:

                                    ARTICLE 1
                                 FRANCHISED AREA

1.1 FRANCHISED AREA. CITY LOOKS hereby grants to the FRANCHISEE, for the term of this Agreement, the right to enter into Franchise Agreements with CITY LOOKS for the operation of hairstyling businesses under the name "City Looks Salons International(R)" and the other Marks, and operated in conformity with the City Looks Business System (the "City Looks" or "City Looks Salons International" businesses), to be located only within the following exclusive area: ___________
________________________________________________________________________________
________________________________________________________________________________
(the "Franchised Area"). The Franchised Area may be further described and delineated in Exhibit A attached hereto and signed by both the FRANCHISEE and CITY LOOKS.

1.2 EXCLUSIVITY. The rights and privileges granted to the FRANCHISEE in this Agreement are expressly limited to the Franchised Area and are expressly subject to the terms and conditions of this Agreement. CITY LOOKS will not franchise, license, subfranchise, develop or own any City Looks businesses in the Franchised Area while this Agreement is in effect without the consent of the FRANCHISEE.

1.3 PERSONAL RIGHTS. The FRANCHISEE will not be entitled to franchise, subfranchise, license or sublicense other persons or entities under this Agreement and the FRANCHISEE may develop, own and operate City Looks businesses only in the Franchised Area. The rights, privileges and franchise granted and conveyed to the FRANCHISEE in this Agreement will be exclusively for the Franchised Area and may not be assigned, sold or transferred by the FRANCHISEE, except as specifically provided for in this Agreement.

                                    ARTICLE 2
                         TERM OF DEVELOPMENT AGREEMENT;
                             RIGHT OF FIRST REFUSAL

2.1 TERM. The term of this Agreement will commence on the date set forth on Page D-1 of this Agreement (the "Commencement Date") and will continue, unless earlier terminated in accordance with Article 6 below or other provisions of this Agreement, until the first to occur of (A) the expiration of ____________ (___) years from the Commencement Date and (B) that date upon which ____________ (___) City Looks Businesses owned by the FRANCHISEE are open and operating for business in the Franchised Area. This Agreement will not be considered executed and will not be enforceable until: (i) it has been signed by CITY LOOKS and the FRANCHISEE, and, if the FRANCHISEE is a corporation or partnership, the Personal Guarantors; and (ii) the signed Agreement has been delivered to the FRANCHISEE.

2.2 RIGHT OF FIRST REFUSAL. At the end of the term of this Agreement, the FRANCHISEE'S exclusive development rights with respect to the Franchised Area will automatically terminate, and the FRANCHISEE will not have the right to renew or extend the term of this Agreement. If the FRANCHISEE wishes to acquire the exclusive development rights with respect to the Franchised Area following the end of the term of this Agreement, then the FRANCHISEE must so notify CITY LOOKS at least one hundred twenty (120) days prior to the end of the term of this Agreement. Upon being given such notice from the FRANCHISEE, CITY LOOKS will have the right to reevaluate the prospects for the establishment of City Looks businesses in the Franchised Area, and CITY LOOKS may determine that the Franchised Area may, at this time, be further developed by opening additional City Looks businesses in the Franchised Area. In the event CITY LOOKS determines that the Franchised Area may not, at this time, be further developed, or that the FRANCHISEE does not comply with the then-current requirements of CITY LOOKS for area developers, then CITY LOOKS will so notify the FRANCHISEE and all rights of the FRANCHISEE under this Article 2.2 shall terminate. In the event CITY LOOKS determines that the Franchised Area may, at this time, be further developed, and if the FRANCHISEE meets all of the then-current requirements of CITY LOOKS for area developers, then CITY LOOKS will give the FRANCHISEE written notice of its proposal to develop additional City Looks businesses in the Franchised Area and the FRANCHISEE will have sixty (60) days to (A) accept in writing CITY LOOKS' proposal to own and operate further City Looks businesses in the Franchised Area and (B) sign the then-current form of CITY LOOKS development agreement incorporating the terms of such proposal. If so accepted, the FRANCHISEE will have the right to own and operate City Looks businesses in the Franchised Area according to the terms and conditions set forth in the development agreement, which may vary in form and substance from the terms, conditions and economics set forth in this Agreement. If the FRANCHISEE fails to accept in writing CITY LOOKS' written proposal and to sign such development agreement within sixty (60) days from the date the written notice of CITY LOOKS' proposal is given to the FRANCHISEE, then all rights of the FRANCHISEE under this Article 2.2 shall automatically terminate and CITY LOOKS will have the absolute right to open and develop City Looks businesses in the Franchised Area anytime after the term of this Agreement has expired. The FRANCHISEE acknowledges that circumstances and judgments may change and that if the FRANCHISEE'S rights under this Article 2.2 have terminated as provided above, then such rights will not be revived in the event CITY LOOKS later determines that the Franchised Area may be further developed.

                                    ARTICLE 3
                            EXCLUSIVE TERRITORY FEE;
                       INITIAL FEES; DEVELOPMENT SCHEDULE

3.1 EXCLUSIVE TERRITORY FEE. On the date this Agreement is executed by the FRANCHISEE, the FRANCHISEE will pay CITY LOOKS a nonrefundable exclusive territory fee equal to _______________________________________________________
Dollars ($__________________) (the "Exclusive Territory Fee").

3.2 INITIAL FEES. In addition to the Exclusive Territory Fee, the FRANCHISEE will pay CITY LOOKS an Initial Fee, as defined in CITY LOOKS' then-current standard Franchise Agreement, of Seventeen Thousand Dollars ($17,000) for the first City Looks business required to be owned and operated by the FRANCHISEE in the Franchised Area pursuant to the development schedule contained in this Agreement. The FRANCHISEE will pay CITY LOOKS an Initial Fee of Ten Thousand Dollars ($10,000) for each subsequent City Looks business required to be owned and operated by the FRANCHISEE in the Franchised Area pursuant to the development schedule contained in this Agreement. The amount of each Initial Fee payable to CITY LOOKS for each City Looks business opened in the Franchised Area in accordance with the development schedule will be as set forth above, even if the then-current standard Franchise Agreement signed by the FRANCHISEE specifies an Initial Fee that is greater than or different from the Initial Fee specified herein. Each such Initial Fee will be payable to CITY LOOKS pursuant to the terms of this Agreement.

3.3 PAYMENT OF INITIAL FEES. The FRANCHISEE must pay CITY LOOKS the Initial Fee for each City Looks business required to be owned and operated in the Franchised Area pursuant to this Agreement on or before the date that the FRANCHISEE executes the then-current standard Franchise Agreement for each such City Looks business. A then-current standard City Looks Salons International Franchise Agreement must be executed by the FRANCHISEE for each City Looks business opened and operated by the FRANCHISEE in the Franchised Area at least ten (10) days prior to the date on which the FRANCHISEE commences initial business operations at each of its City Looks businesses in the Franchised Area.

3.4 DEVELOPMENT SCHEDULE. The FRANCHISEE acknowledges and agrees that a material provision of this Agreement is that the following number of City Looks Salons International businesses must be opened and continuously operating in the Franchised Area during the term of this Agreement in accordance with the following development schedule:

---------------------- ------------------------------------------- -------------------------------------------
                       NUMBER OF CITY LOOKS BUSINESSES REQUIRED    CUMULATIVE NUMBER OF CITY LOOKS BUSINESSES
                       TO BE OPENED AND CONTINUOUSLY OPERATING     REQUIRED TO BE OPEN AND CONTINUOUSLY
     PERIOD            FOR BUSINESS IN THE FRANCHISED AREA DURING  OPERATING FOR BUSINESS IN THE FRANCHISED
     ------            THE PERIOD.                                 AREA AT THE END OF THE PERIOD.
---------------------- ------------------------------------------- -------------------------------------------
YEAR 1
  -first half

  -second half
---------------------- ------------------------------------------- -------------------------------------------
YEAR 2
  -first half

  -second half
---------------------- ------------------------------------------- -------------------------------------------
YEAR 3
  -first half

  -second half
---------------------- ------------------------------------------- -------------------------------------------
YEAR 4
  -first half

  -second half
---------------------- ------------------------------------------- -------------------------------------------
YEAR 5
  -first half

  -second half
---------------------- ------------------------------------------- -------------------------------------------
YEAR 6
  -first half

  -second half
---------------------- ------------------------------------------- -------------------------------------------
YEAR 7
  -first half

  -second half
---------------------- ------------------------------------------- -------------------------------------------
YEAR 8
  -first half

---------------------- ------------------------------------------- -------------------------------------------

---------------------- ------------------------------------------- -------------------------------------------
                       NUMBER OF CITY LOOKS BUSINESSES REQUIRED    CUMULATIVE NUMBER OF CITY LOOKS BUSINESSES
                       TO BE OPENED AND CONTINUOUSLY OPERATING     REQUIRED TO BE OPEN AND CONTINUOUSLY
     PERIOD            FOR BUSINESS IN THE FRANCHISED AREA DURING  OPERATING FOR BUSINESS IN THE FRANCHISED
     ------            THE PERIOD.                                 AREA AT THE END OF THE PERIOD.
---------------------- ------------------------------------------- -------------------------------------------
  -second half
---------------------- ------------------------------------------- -------------------------------------------

The half-year periods set forth above will be determined from the date of this Agreement, so that the first half-year of the development schedule set forth above will be six (6) months from the date of this Agreement. For purposes of determining compliance with the development schedule set forth in this Article 3.4, only the FRANCHISEE'S City Looks businesses actually open and continuously operating for business in the Franchised Area as of the end of a given half-year period will be counted toward the number of City Looks businesses required to be open and continuously operating for business.

3.5 REASONABLENESS OF DEVELOPMENT SCHEDULE. The FRANCHISEE represents that it has conducted its own independent investigation and analysis of the prospects for the establishment of City Looks Salons International businesses within the Franchised Area, approves of the foregoing development schedule as being reasonable and viable, and recognizes that failure to achieve the results described in the foregoing development schedule will constitute a material breach of this Agreement.

3.6 FAILURE TO COMPLY WITH DEVELOPMENT SCHEDULE. The FRANCHISEE'S failure to comply with the above development schedule will constitute a material breach of this Agreement by the FRANCHISEE and, in that event, CITY LOOKS will have the right to terminate this Agreement as provided herein. Termination of this Agreement as a result of the FRANCHISEE'S failure to meet the development schedule set forth above will not affect the individual Franchise Agreements signed by the FRANCHISEE for City Looks businesses opened and operated in the Franchised Area pursuant to this Agreement prior to termination; however, upon termination of this Agreement, all rights to open and operate additional City Looks businesses in the Franchised Area and all other rights granted to the FRANCHISEE under this Agreement will immediately revert to CITY LOOKS, without affecting those obligations of the FRANCHISEE that continue beyond the termination of this Agreement.

3.7 TERMINATION FOR FAILURE TO COMPLY WITH DEVELOPMENT SCHEDULE. If this Agreement is terminated by CITY LOOKS because of the FRANCHISEE'S failure to meet the development schedule set forth above, the rights and duties of CITY LOOKS and the FRANCHISEE will be as follows: (A) the FRANCHISEE will have no further rights to open and operate additional City Looks businesses within the Franchised Area; (B) the FRANCHISEE will continue to pay all required fees and to operate its City Looks businesses opened and operated in the Franchised Area pursuant to the terms of the applicable Franchise Agreements signed by the FRANCHISEE prior to the date of the termination of this Agreement; and (3) CITY LOOKS will have the absolute right to develop the Franchised Area or to contract with another franchisee for future development of the Franchised Area.

                                    ARTICLE 4
                         OTHER OBLIGATIONS OF FRANCHISEE

4.1 COMPLIANCE WITH APPLICABLE LAWS. The FRANCHISEE agrees to and will, at its expense, comply with all federal, state, city, municipal and local laws, ordinances, rules and regulations in the Franchised Area pertaining to the operation of its City Looks businesses, including all laws relating to employees and to the regulation of barbers and cosmetologists and all applicable federal and state environmental laws. The FRANCHISEE will, at its expense be absolutely and exclusively responsible for determining all licenses and permits required by law for the FRANCHISEE'S City Looks businesses, for qualifying for and obtaining all such licenses and permits, and for maintaining all such licenses and permits in full force and effect.

4.2 DISTRICT MANAGER. The FRANCHISEE must employ at least one (1) full-time person (a "District Manager") for each six (6) City Looks businesses opened and operated in the Franchised Area pursuant to this Agreement to supervise the FRANCHISEE'S City Looks businesses in the Franchised Area. Each District Manager will be responsible for the operation and administration of up to six (6) City Looks businesses under his or her supervision and control in the Franchised Area, including supervision of the managers and assistant managers. The FRANCHISEE'S District Managers must devote their full time and attention to administering and overseeing the operations of the FRANCHISEE'S City Looks businesses in the Franchised Area. All District Managers of the FRANCHISEE'S City Looks businesses must attend and successfully complete the training program required by CITY LOOKS, and be certified and approved by CITY LOOKS in writing.

4.3 EXECUTION OF FRANCHISE AGREEMENTS. For each City Looks business opened, owned, and operated for business by the FRANCHISEE in the Franchised Area, the FRANCHISEE (and, if applicable, the FRANCHISEE'S shareholders and Personal Guarantors) must execute CITY LOOKS' then-current standard Franchise Agreement (the "Franchise Agreement") in substantially the same form as Exhibit B attached hereto. If the FRANCHISEE fails to provide CITY LOOKS with an executed City Looks Salons International Franchise Agreement at least ten (10) days prior to the date on which the FRANCHISEE commences business at each City Looks business in the Franchised Area as provided by the terms of this Agreement, it will be deemed a material breach of this Agreement and CITY LOOKS will have the right to terminate this Agreement as provided herein.

4.4 CONTINUING FEES. During the term of each Franchise Agreement signed by the FRANCHISEE, the FRANCHISEE will pay to CITY LOOKS weekly Continuing Fees, as defined in the Franchise Agreement, equal to a percentage of the weekly Gross Revenues, as defined in the Franchise Agreement, which are received, billed or generated by or from the FRANCHISEE'S City Looks businesses in the Franchised Area. For the first (1st) through the seventeenth (17th) weeks of the FRANCHISEE'S operation of each of the City Looks businesses opened and operated pursuant to this Agreement, the FRANCHISEE will not be obligated to pay a Continuing Fee to CITY LOOKS. For the eighteenth (18th) through the thirty-fourth (34th) weeks of the FRANCHISEE'S operation of each of its City Looks businesses, the FRANCHISEE will pay to CITY LOOKS a weekly Continuing Fee equal to two percent (2%) of the FRANCHISEE'S Gross Revenues. For the thirty-fifth (35th) week of the FRANCHISEE'S operation of each of the City Looks businesses opened and operated pursuant to this Agreement and thereafter for the balance of the remaining term of the applicable Franchise Agreement, the FRANCHISEE will pay to CITY LOOKS a weekly Continuing Fee equal to four percent (4%) of the FRANCHISEE'S Gross Revenues; provided, however, that commencing with the fifty-third (53rd) week of the FRANCHISEE'S operation of each of its City Looks businesses, and continuing throughout the remaining term of the Franchise Agreements for the City Looks businesses, the FRANCHISEE will pay to CITY LOOKS a weekly Continuing Fee equal to the greater of four percent (4%) of the FRANCHISEE'S weekly Gross Revenues or One Hundred Dollars ($100) per week. The FRANCHISEE will pay Continuing Fees to CITY LOOKS at the applicable rate stated in the preceding sentences, even if the Franchise Agreements signed by the FRANCHISEE specify Continuing Fees that are greater than or different from the Continuing Fees specified herein. With the possible exception of the percentage of the FRANCHISEE'S Gross Revenues which will be payable to CITY LOOKS, the Continuing Fees for each of the FRANCHISEE'S City Looks businesses will be payable by the FRANCHISEE according to the terms of the applicable Franchise Agreements signed by the FRANCHISEE pursuant to this Agreement.

4.5 GROSS REVENUES CAP. At such time as the FRANCHISEE achieves Gross Revenues of One Million Dollars ($1,000,000) (the "Gross Revenues Cap") within a single calendar year (the first such year being referred to herein as the "Base Year") in any single City Looks business opened pursuant to this Agreement, the FRANCHISEE will no longer be obligated, so long as the FRANCHISEE is in compliance with all terms and conditions of the applicable Franchise Agreement including, but not limited to, the obligation to pay Continuing Fees on all Gross Revenues up to and including the Gross Revenues Cap, to pay Continuing Fees with respect to any Gross Revenues in excess of the Gross Revenues Cap which are achieved during the remainder of such calendar year from such single City Looks business. Commencing on January 1 of the year following the Base Year and on each January 1 thereafter, the FRANCHISEE will resume payment of weekly Continuing Fees pursuant to the applicable Franchise Agreement until the FRANCHISEE has achieved the Gross Revenues Cap for such year for such business. For each year after the Base Year, the Gross Revenues Cap for such City Looks business shall be increased to an amount equal to the product obtained by multiplying the Gross Revenues Cap for the immediately preceding calendar year by the sum of one plus the percent of increase (but not decrease) in the Consumer Price Index, U.S. City Average (All Items) For All Urban Consumers (CPI-U) (1984 = 100) (the "Index") from the first day of such immediately preceding calendar year to the last day of such immediately preceding calendar year, as published by the U.S. Bureau of Labor Statistics ("BLS"). If the Index is no longer published, the FRANCHISOR will select a replacement index that will, in the FRANCHISOR's sole discretion, most closely approximate the Index. Notwithstanding anything to the contrary contained in this Article 4.5 or the applicable Franchise Agreement, the relief from paying Continuing Fees with respect to Gross Revenues in excess of the Gross Revenues Cap granted pursuant to the applicable Franchise Agreement and this Agreement shall immediately cease and terminate in the event the FRANCHISEE fails to (a) submit the weekly Gross Revenues reports as required pursuant to the applicable Franchise Agreement, (b) pay weekly Continuing Fees with respect to Gross Revenues up to and including the Gross Revenues Cap as required under the applicable Franchise Agreement or
(c) comply with any other term or provision of this the applicable Franchise Agreement; in addition, for purposes of the Gross Revenues Cap and this Article 4.5, Gross Revenues must be calculated for each City Looks business separately and Gross Revenues from more than one such business may not be combined.

4.6 NATIONAL ADVERTISING PRODUCTION FEES. During the term of each Franchise Agreement signed by the FRANCHISEE pursuant to this Agreement, the FRANCHISEE will pay to CITY LOOKS weekly National Advertising Production Fees, as defined in the Franchise Agreement, equal to one-half of one percent (.5%) the weekly Gross Revenues, as defined in the Franchise Agreement, which are received, billed or generated by or from the FRANCHISEE'S City Looks businesses in the Franchised Area. The FRANCHISEE will pay National Advertising Production Fees to CITY LOOKS at the applicable rate stated in the preceding sentences, even if the Franchise Agreements signed by the FRANCHISEE specify National Advertising Production Fees that are greater than or different from the National Advertising Production Fees specified herein. With the possible exception of the percentage of the FRANCHISEE'S Gross Revenues which will be payable to CITY LOOKS, the National Advertising Production Fees for each of the FRANCHISEE'S City Looks businesses will be payable by the FRANCHISEE according to the terms of the applicable Franchise Agreements signed by the FRANCHISEE pursuant to this Agreement.

4.7 LOCAL ADVERTISING. For the first (1st) through the thirty-fourth (34th) weeks of the FRANCHISEE'S operation of each of its City Looks businesses opened pursuant to this Agreement, the FRANCHISEE must spend an amount equal to at least four percent (4%) of its Gross Revenues from each such business for approved local media advertising and promotion. For the thirty-fifth (35th) and each subsequent week of the FRANCHISEE'S operation of each of its City Looks businesses opened pursuant to this Agreement through the balance of the remaining term of the applicable Franchise Agreements, the FRANCHISEE must spend an amount equal to three percent (3%) of its Gross Revenues for approved local media advertising and promotion. The FRANCHISEE will make such expenditures in accordance with the terms and conditions of the applicable Franchise Agreement for each of the FRANCHISEE'S City Looks businesses opened and operated by the FRANCHISEE pursuant to this Agreement.

4.8 ADVERTISING FUND. In addition to the National Advertising Production Fees required under Article 4.6 of this Agreement, CITY LOOKS reserves the right, in its sole discretion, to require the FRANCHISEE to contribute a maximum of three percent (3%) of the FRANCHISEE'S Gross Revenues of each of its City Looks businesses opened pursuant to this Agreement into an advertising fund which will be administered and controlled by CITY LOOKS. The requirement for the FRANCHISEE to contribute to an advertising fund will not take effect until the FRANCHISEE has been given not less than thirty (30) days written notice of such requirement. In the event CITY LOOKS requires the FRANCHISEE to contribute to an advertising fund, the FRANCHISEE'S requirement to spend an amount for local advertising under Article 4.7 of this Agreement will be reduced by the same percentage that the FRANCHISEE will be required to contribute to CITY LOOKS for the advertising fund. The use of the monies in such advertising fund will be under the absolute discretion and control of CITY LOOKS to purchase and pay for any products or services relating to advertising for City Looks franchisees. The advertising fees payable by the FRANCHISEE into the advertising fund will be payable in the same fashion and under the same terms and conditions as the National Advertising Production Fees are payable and will not be refundable to the FRANCHISEE under any circumstances.

4.9 OTHER PAYMENTS. During the term of each Franchise Agreement signed by the FRANCHISEE pursuant to this Agreement, the FRANCHISEE will be required to spend monies for items such as grand opening advertising and promotion, local media advertising and promotion, local group advertising and promotion, and other expenses. The FRANCHISEE will pay all such required advertising and promotional fees and expenses at the rates established in, and in accordance with the terms and conditions of, the applicable Franchise Agreement for each of the FRANCHISEE'S City Looks businesses opened and operated by the FRANCHISEE pursuant to this Agreement.

4.10 MODIFICATIONS TO FRANCHISE AGREEMENT. The FRANCHISEE acknowledges that the Franchise Agreement may be modified from time to time by CITY LOOKS and that reasonable modifications and amendments to the Franchise Agreement will not alter the FRANCHISEE'S obligations under this Agreement.

                                    ARTICLE 5
                         CONFIDENTIAL OPERATIONS MANUAL
                              AND OTHER INFORMATION

5.1 COMPLIANCE WITH MANUAL. In order to protect the reputation and goodwill of CITY LOOKS and to maintain uniform operating standards under the Marks and the Business System, the FRANCHISEE will, at all times during the term of this Agreement and the terms of each City Looks Salons International Franchise Agreement signed by the FRANCHISEE, conduct its City Looks businesses in accordance with CITY LOOKS' confidential Operations Manual (the "Manual"). The FRANCHISEE acknowledges having received as a loan one copy of the Manual from CITY LOOKS.

5.2 CONFIDENTIALITY OF MANUAL. The FRANCHISEE must, at all times during the term of this Agreement and thereafter, treat the Manual, any other manuals created for or approved for use in the operation of the FRANCHISEE'S City Looks businesses, and the information contained therein as secret and confidential, and the FRANCHISEE will use all reasonable means to keep such information secret and confidential. Neither the FRANCHISEE nor its employees will make any copy, duplication, record or reproduction of the Manual, or any portion thereof, available to any unauthorized person.

5.3 REVISIONS TO MANUAL. The Manual will, at all times during the term of this Agreement and thereafter, remain the sole and absolute property of CITY LOOKS. CITY LOOKS may from time to time revise the Manual and the FRANCHISEE expressly agrees to operate its City Looks businesses in accordance with all such revisions. The FRANCHISEE will at all times keep its copy of the Manual current and up-to-date, and in the event of any dispute, the terms of the master copy of the Manual maintained by CITY LOOKS will be controlling in all respects.

5.4 OTHER CONFIDENTIAL INFORMATION. The FRANCHISEE expressly acknowledges and agrees that CITY LOOKS will be disclosing and providing to the FRANCHISEE certain confidential and proprietary information concerning the Business System and the procedures, technology, operations and data used in connection with the Business System. Accordingly, the FRANCHISEE will not, during the term of this Agreement or thereafter, communicate, divulge or use for the benefit of any other person or entity any confidential information, knowledge or know-how concerning the methods of operation of a City Looks business which may be communicated to the FRANCHISEE, or of which the FRANCHISEE may be apprised, by virtue of this Agreement. The FRANCHISEE will divulge such confidential information only to its employees who must have access to it in order to operate the FRANCHISEE'S City Looks businesses. Any and all information, knowledge and know-how including, without limitation, vendor and supplier lists, customer lists, drawings, materials, equipment, technology, methods, procedures, specifications, techniques, computer programs, systems and other data, which CITY LOOKS designates as confidential or proprietary will be deemed confidential and proprietary for the purposes of this Agreement.

5.5 CONFIDENTIALITY AGREEMENTS WITH EMPLOYEES. The FRANCHISEE will require all of the FRANCHISEE'S employees who have access to the Manual or other confidential information execute an agreement, in the form attached as an Exhibit to the Franchise Agreement or other form satisfactory to CITY LOOKS, where the employees agree to maintain the confidentiality during the course of their employment and thereafter, of all information designated by CITY LOOKS as confidential. Copies of all executed agreements will be submitted to CITY LOOKS upon request.

5.6 REMEDIES. The FRANCHISEE recognizes that the provisions contained in this Article are necessary for the protection of CITY LOOKS and all of the Franchisees who own City Looks businesses. If the FRANCHISEE violates any provisions of this Article, or if any employee of the FRANCHISEE violates his or her confidentiality agreement executed pursuant to Article 5.5, then CITY LOOKS will have the right to: (A) terminate this Agreement (as provided for herein);
(B) seek injunctive relief from a Court of competent jurisdiction; (C) commence an action or lawsuit against the FRANCHISEE for damages; and (D) enforce all other remedies against the FRANCHISEE that are available to CITY LOOKS under common law, in equity, and pursuant to any federal and state statutes in an action or lawsuit against the FRANCHISEE.

                                    ARTICLE 6
                        CITY LOOKS' RIGHT OF TERMINATION

6.1 GROUNDS FOR TERMINATION. In addition to the other rights of termination contained in this Agreement, CITY LOOKS will have the right and privilege to terminate this Agreement if: (A) the FRANCHISEE violates any material provision, term or condition of this Agreement; (B) the FRANCHISEE fails to conform to the Business System, the standards of uniformity and quality for the goods and services or the policies and procedures promulgated by CITY LOOKS in connection with the Business System, or is involved in any act or conduct which materially impairs the goodwill associated with the Marks or the Business System; (C) the FRANCHISEE fails to timely pay any of its uncontested obligations or liabilities due and owing CITY LOOKS, suppliers, banks, purveyors, other creditors or any federal, state and municipal government (including, if applicable, federal and state taxes); (D) the FRANCHISEE is determined to be insolvent within the meaning of any state or federal law or becomes a party to any bankruptcy proceedings, files for bankruptcy, or its adjudicated a bankrupt under any state or federal law; (E) the FRANCHISEE makes an assignment for the benefit of creditors or enters into any similar arrangement for the disposition of its assets for the benefit of creditors; (F) any check issued by the FRANCHISEE is dishonored because of insufficient funds (except where the check is dishonored because of a bookkeeping or accounting error) or closed accounts; (G) any City Looks Salons International Franchise Agreement executed by the FRANCHISEE is (1) terminated by CITY LOOKS or (2) wrongfully terminated by the FRANCHISEE; (H) the FRANCHISEE voluntarily or otherwise abandons, as defined herein, the Franchised Area; or (I) the FRANCHISEE or any of its partners, Directors, officers or majority stockholders is convicted of, or pleads guilty or no contest to, a charge of violating any law relating to the FRANCHISEE'S City Looks businesses, or any felony.

6.2 NOTICE OF BREACH. Except as provided in Article 6.5 and Article 6.6 of this Agreement, CITY LOOKS will not have the right to terminate this Agreement unless and until written notice setting forth the alleged breach in detail has been given to the FRANCHISEE by CITY LOOKS and after having been given such written notice of breach the FRANCHISEE fails to correct the alleged breach within the period of time specified by applicable law. If applicable law does not specify a time period to correct an alleged breach, then the FRANCHISEE will have thirty
(30) days after having been given such written notice to correct the alleged breach. If the FRANCHISEE fails to correct an alleged breach set forth in the written notice as provided herein within the applicable period of time, then this Agreement may be terminated by CITY LOOKS as provided in this Agreement. For the purposes of this Agreement, an alleged breach of this Agreement by the FRANCHISEE will be deemed to be "corrected" if both CITY LOOKS and the FRANCHISEE agree in writing that the alleged breach has been corrected.

6.3 ARBITRATION. If the FRANCHISEE gives notice of Arbitration, as provided for in this Agreement, within the time period established in Article 6.2 for correcting the alleged breach, then CITY LOOKS will not have the right to terminate this Agreement until the facts of the alleged breach have been submitted to Arbitration as provided for herein, the Arbitrator determines that the FRANCHISEE has breached this Agreement and the FRANCHISEE fails to correct the breach within the applicable time period. If the Arbitrator determines that the FRANCHISEE has breached this Agreement as alleged by CITY LOOKS in the written notice given to the FRANCHISEE, then the FRANCHISEE will have thirty
(30) days from the date the Arbitrator issues a written determination on the matter to correct the specified breach or violation of this Agreement, except where applicable law requires a longer cure period in which event the cure period specified by applicable law will apply. If the FRANCHISEE timely corrects the specified breach of this Agreement, then this Agreement will remain in full force and effect. For the purposes of this Agreement, any controversy or dispute on the issue of whether the FRANCHISEE has timely corrected the specified breach of this Agreement will also be subject to Arbitration as provided for herein. The time limitations set forth in this Article within which the FRANCHISEE may demand Arbitration of a dispute or controversy relating to the right of CITY LOOKS to terminate this Agreement for an alleged breach will be mandatory. If the FRANCHISEE fails to comply with the time limitations set forth in this Article, CITY LOOKS may terminate this Agreement as provided for herein.

6.4 NOTICE OF TERMINATION. If CITY LOOKS has complied with the notice provisions of this Article and the FRANCHISEE has not corrected the alleged breach set forth in the written notice within the time period specified in this Article, then CITY LOOKS will have the absolute right to terminate this Agreement by giving the FRANCHISEE written notice stating to the FRANCHISEE that this Agreement is terminated and in that event, unless applicable law provides to the contrary, the effective date of termination of this Agreement will be the day the written notice of termination is given to the FRANCHISEE.

6.5 GROUNDS FOR IMMEDIATE TERMINATION. CITY LOOKS will have the absolute right and privilege, where permitted by applicable law, to immediately terminate this Agreement if: (A) the FRANCHISEE or any of its partners, directors, officers or majority stockholders is convicted of, or pleads guilty to or no contest to, a charge of violating any law relating to the FRANCHISEE'S City Looks businesses, or any felony; (B) the FRANCHISEE voluntarily or otherwise abandons, as defined herein, the Franchised Area; or (C) the FRANCHISEE is involved in any act or conduct which materially impairs the goodwill associated with CITY LOOKS' Marks or Business System and which the FRANCHISEE fails to correct within twenty-four
(24) hours of receipt of written notice from CITY LOOKS.

6.6 NOTICE OF IMMEDIATE TERMINATION. If this Agreement is terminated by CITY LOOKS pursuant to Article 6.5 above, CITY LOOKS will give the FRANCHISEE written notice, unless applicable law provides to the contrary, that this Agreement is terminated and in that event the effective date of termination of this Agreement will be the day the written notice of termination is given to the FRANCHISEE.

6.7 DAMAGES. In the event this Agreement is terminated by CITY LOOKS pursuant to this Article, or if the FRANCHISEE breaches this Agreement by a wrongful termination of this Agreement, then CITY LOOKS will be entitled to seek recovery from the FRANCHISEE for all of the damages that CITY LOOKS has sustained and will sustain in the future as a result of the FRANCHISEE'S breach of this Agreement, which will include damages based upon the Initial Fees, Continuing Fees, Advertising Fees and other fees that would have been payable by the FRANCHISEE pursuant to this Agreement.

6.8 OTHER REMEDIES. Nothing in this Article or this Agreement will preclude CITY LOOKS from seeking damages or other remedies under common law, state or federal laws or this Agreement against the FRANCHISEE including, but not limited to, attorneys' fees, punitive damages and injunctive relief.

                                    ARTICLE 7
                             FRANCHISEE'S RIGHTS AND
                          OBLIGATIONS UPON TERMINATION

7.1 OBLIGATIONS UPON TERMINATION. In the event this Agreement is terminated for any reason, then the FRANCHISEE will: (A) within five (5) days after termination, pay all amounts due and owing to CITY LOOKS under this Agreement or any other contract or obligation; (B) return to CITY LOOKS by first class prepaid United States mail all Manuals, advertising and promotional materials and all other printed materials pertaining to the operation of a City Looks Salons International business; and (C) comply with all other applicable provisions of this Agreement, including those provisions with obligations that continue beyond the termination of this Agreement.

7.2 REVERSION OF RIGHTS. Upon termination of this Agreement for any reason, all rights to open and operate additional City Looks Salons International businesses in the Franchised Area and all other rights granted to the FRANCHISEE pursuant to this Agreement will automatically revert to CITY LOOKS, and CITY LOOKS will have the right to develop the Franchised Area or to contract with another franchisee for the future development of the Franchised Area.

7.3 FRANCHISE AGREEMENTS NOT AFFECTED. The FRANCHISEE will continue to operate the City Looks businesses owned and operated by the FRANCHISEE in the Franchised Area pursuant to the terms of the applicable Franchise Agreements signed by the FRANCHISEE and CITY LOOKS prior to the termination of this Agreement, and the rights and obligations of the FRANCHISEE and CITY LOOKS with respect to the FRANCHISEE'S City Looks businesses in the Franchised Area will be governed by the terms of the applicable Franchise Agreements.

                                    ARTICLE 8
                      FRANCHISEE'S COVENANTS NOT TO COMPETE

8.1 CONSIDERATION. The FRANCHISEE, the FRANCHISEE'S shareholders and the Personal Guarantors acknowledge that, pursuant to this Agreement, the FRANCHISEE, its partners or officers, and its employees will receive specialized training, current and future marketing and advertising plans and strategies, business plans and strategies, business information and procedures, research and development information, operations information and trade secrets from CITY LOOKS pertaining to the Business System and the operation of a City Looks Salons International business. In consideration for the use and license of such valuable and confidential information, the FRANCHISEE, the FRANCHISEE'S shareholders and the Personal Guarantors will comply in all respects with the provisions of this Article. CITY LOOKS has advised the FRANCHISEE that this provision is a material provision of this Agreement, and that CITY LOOKS will not sell a City Looks Salons International franchise to any person or entity that owns or intends to own, operate or be involved in any business that competes directly or indirectly with a City Looks Salons International business.

8.2 IN-TERM COVENANT NOT TO COMPETE. The FRANCHISEE, the FRANCHISEE'S shareholders and the Personal Guarantors will not, during the term of this Agreement, on their own account or as an employee, agent, consultant, partner, officer, director, member or shareholder of any other person, firm, entity, partnership or corporation: (A) seek to employ any person who is at that time employed by CITY LOOKS or by any other City Looks Salons International, The Barbers, Cost Cutters or We Care Hair(R) franchisee, or induce any such employee to terminate his or her employment; or (B) own, operate, lease, franchise, conduct, engage in, be connected with, have any interest in, or assist any person or entity engaged in any hairstyling, barber or other business that is in any way competitive with or similar to the City Looks Salons International or The Barbers businesses conducted by CITY LOOKS or CITY LOOKS' franchisees (including, but not limited to, the FRANCHISEE), except with the prior written consent of CITY LOOKS.

8.3 POST-TERM COVENANT NOT TO COMPETE. The FRANCHISEE, the FRANCHISEE'S shareholders and the Personal Guarantors will not, for a period of one (1) year after the termination or expiration of this Agreement, on their own account or as an employee, agent, consultant, partner, officer, director, member or shareholder of any other person, firm, entity, partnership or corporation: (A) seek to employ any person who is at that time employed by CITY LOOKS or by any other City Looks Salons International, The Barbers, Cost Cutters or We Care Hair(R) franchisee, or induce any such employee to terminate his or her employment; or (B) own, operate, lease, franchise, conduct, engage in, be connected with, have any interest in or assist any person or entity engaged in any hairstyling, barber or other business that is in any way competitive with or similar to City Looks Salons International or The Barbers businesses conducted by CITY LOOKS or CITY LOOKS' franchisees which is located either within the Franchised Area or within six (6) miles of any City Looks Salons International or The Barbers business operated by CITY LOOKS or any of CITY LOOKS' franchisees, or which is located within any exclusive area granted by CITY LOOKS or any affiliate or area developer of CITY LOOKS pursuant to any franchise, development, license or other territorial agreement. The FRANCHISEE, the FRANCHISEE'S shareholders and the Personal Guarantors expressly agree that the one (1) year period, the Franchised Area and the six (6) mile limit are the reasonable and necessary time and geographical limitations needed to protect CITY LOOKS and CITY LOOKS' franchisees if this Agreement expires or is terminated for any reason, and that this covenant not to compete is necessary to permit CITY LOOKS the opportunity to further develop new City Looks businesses in the Franchised Area.

8.4 INJUNCTIVE RELIEF. The FRANCHISEE, the FRANCHISEE'S shareholders and the Personal Guarantors agree that the provisions of this Article are necessary to protect the legitimate business interests of CITY LOOKS and CITY LOOKS' franchisees including, without limitation, preventing damage to or loss of goodwill associated with the Marks, preventing the unauthorized dissemination of marketing, promotional and other confidential information to competitors of CITY LOOKS and CITY LOOKS' franchisees, protection of CITY LOOKS' trade secrets, the Business System and the integrity of CITY LOOKS' Business System, and the prevention of duplication of the Business System. The FRANCHISEE, the FRANCHISEE'S shareholders and the Personal Guarantors acknowledge that damages alone cannot adequately compensate CITY LOOKS if there is a violation of this Article by the FRANCHISEE and that injunctive relief against the FRANCHISEE is essential for the protection of CITY LOOKS and CITY LOOKS' franchisees. The FRANCHISEE, the FRANCHISEE'S shareholders and the Personal Guarantors agree therefore, that if CITY LOOKS alleges that the FRANCHISEE, the FRANCHISEE'S shareholders or the Personal Guarantors have breached or violated this Article, then CITY LOOKS will have the right to petition for injunctive relief against the FRANCHISEE, the FRANCHISEE'S shareholders or the Personal Guarantors in addition to all other remedies that may be available to CITY LOOKS at law or in equity. Unless applicable law provides to the contrary, CITY LOOKS will not be required to post a bond or other security in any action where CITY LOOKS is seeking to enjoin the FRANCHISEE, the FRANCHISEE'S shareholders or the Personal Guarantors from violating this Article. In cases where CITY LOOKS is granted ex parte injunctive relief against the FRANCHISEE, the FRANCHISEE'S shareholders or the Personal Guarantors (if any), then the FRANCHISEE, the FRANCHISEE'S shareholders or the Personal Guarantors will have the right to petition the court for a hearing on the merits at the earliest time convenient to the court.

8.5 SEVERABILITY. It is the desire and intent of the parties to this Agreement, including the FRANCHISEE'S shareholders and the Personal Guarantors, that the provisions of this Article be enforced to the fullest extent permissible under the laws and public policy applied in each jurisdiction in which enforcement is sought. Accordingly, if any part of this Article is adjudicated to be invalid or unenforceable, then this Article will be deemed amended to modify or delete that portion thus adjudicated to be invalid or unenforceable, such modification or deletion to apply only with respect to the operation of this Article and the particular jurisdiction in which the adjudication is made. Further, to the extent any provision of this Article is deemed unenforceable by virtue of its scope or limitation, the parties to this Agreement, including the FRANCHISEE, the FRANCHISEE'S shareholders and the Personal Guarantors, agree that the scope and limitation provisions will, nevertheless, be enforceable to the fullest extent permissible under the laws and public policies applied in such jurisdiction where enforcement is sought.

                                    ARTICLE 9
                    INDEPENDENT CONTRACTORS; INDEMNIFICATION

9.1 INDEPENDENT CONTRACTORS. CITY LOOKS and the FRANCHISEE are each independent contractors and, as a consequence, there is no employer-employee or principal-agent relationship between CITY LOOKS and the FRANCHISEE. The FRANCHISEE will not have the right to, and will not make any agreements, representations or warranties in the name of or on behalf of CITY LOOKS or represent that their relationship is other than that of franchisor and franchisee. Neither CITY LOOKS nor the FRANCHISEE will be obligated by or have any liability to the other under any agreements or representations made by the other to any third parties.

9.2 INDEMNIFICATION. CITY LOOKS will not be obligated to any person for any damages arising out of, from, in connection with, or as a result of the FRANCHISEE'S negligence or the operation of the FRANCHISEE'S City Looks businesses that are conducted by the FRANCHISEE pursuant to this Agreement. Therefore, the FRANCHISEE will indemnify and hold harmless CITY LOOKS against all claims, lawsuits, damages, obligations, liability, actions and judgments alleged or obtained by any person or entity against CITY LOOKS arising out of, from, as a result of, or in connection with the

FRANCHISEE'S negligence or the operation of the FRANCHISEE'S City Looks businesses that are conducted by the FRANCHISEE pursuant to this Agreement, including, without limitation, any claims arising from or relating to: (A) any personal injury, property damage, commercial loss or environmental contamination resulting from any act or omission of the FRANCHISEE or any of its employees, agents or representatives; (B) any failure on the part of the FRANCHISEE to comply with any requirement of any governmental authority; (C) any failure of the FRANCHISEE to pay any of its obligations; or (D) any failure or the FRANCHISEE to comply with any requirement or condition of this Agreement or any other agreement with CITY LOOKS or any affiliate of CITY LOOKS. Further, the FRANCHISEE will indemnify and reimburse CITY LOOKS for all such obligations and damages for which CITY LOOKS is held liable and for all costs reasonably incurred by CITY LOOKS in the defense of any such claim brought against it or in any action arising out of the operation of the FRANCHISEE'S City Looks businesses in which it is named as a party including, without limitation, costs for attorneys' fees actually incurred, investigation expenses, court costs, deposition expenses and travel and living expenses. CITY LOOKS will have the absolute right to defend any claim made against it that results from the FRANCHISEE'S City Looks businesses.

9.3 PAYMENT OF COSTS AND EXPENSES. The FRANCHISEE will pay all costs and expenses, including actual attorneys' fees, incurred by CITY LOOKS in enforcing any term, condition or provision of this Agreement or in seeking to enjoin any violation of this Agreement by the FRANCHISEE.

9.4 CONTINUATION OF OBLIGATIONS. The indemnification provisions and other obligations contained in the Article will continue in full force and effect subsequent to and notwithstanding the expiration or termination of this Agreement.

                                   ARTICLE 10
                                   ASSIGNMENT

10.1 ASSIGNMENT BY CITY LOOKS. This Agreement may be unilaterally assigned and transferred by CITY LOOKS without the FRANCHISEE'S approval or consent, and will inure to the benefit of CITY LOOKS' successors and assigns. CITY LOOKS will provide the FRANCHISEE with written notice of any such assignment or transfer, and the assignee will be required to fulfill CITY LOOKS' obligations under this Agreement.

10.2 ASSIGNMENT BY FRANCHISEE TO CORPORATION. If the FRANCHISEE is an individual or a partnership, this Agreement may be transferred or assigned by the FRANCHISEE to a corporation which is owned or controlled (ownership of at least fifty-one percent (51%) of the issued and outstanding capital stock) by the FRANCHISEE, provided that: (A) the FRANCHISEE and all of the shareholders of the assignee corporation sign the personal guaranty and agreement to be bound by the terms and conditions of this Agreement attached hereto; (B) the FRANCHISEE furnishes prior written proof to CITY LOOKS substantiating that the corporation will be financially able to perform all of the terms and conditions of this Agreement; and (C) none of the shareholders owns, operates, franchises, develops, manages or controls any hairstyling, barber or other business that is in any way competitive with or similar to a City Looks Salons International business. The FRANCHISEE will give CITY LOOKS fifteen (15) days written notice prior to the proposed date of assignment or transfer of this Agreement to an owned or controlled corporation of the FRANCHISEE; however, the transfer or assignment of this Agreement will not be valid or effective until CITY LOOKS has received the legal documents which its legal counsel deems necessary to properly and legally document the transfer or assignment of this Agreement to the corporation as provided herein.

10.3 ASSIGNMENT UPON DEATH OR DISABILITY OF FRANCHISEE. If the FRANCHISEE is an individual, then this Agreement may be assigned, transferred or bequeathed by the FRANCHISEE to any designated person or beneficiary upon his or her death or permanent disability. However, the assignment of this Agreement to the transferee, assignee or beneficiary of the FRANCHISEE will not be valid or effective until CITY LOOKS has received the properly executed legal documents which its legal counsel deems necessary to properly and legally document the transfer, assignment or bequest of this Agreement, and until the transferee, assignee or beneficiary agrees to be unconditionally bound by the terms and conditions of this Agreement and to personally guarantee the performance of the FRANCHISEE'S obligations under this Agreement.

10.4 APPROVAL OF TRANSFER; CONDITIONS FOR APPROVAL. This Agreement may be assigned or transferred by the FRANCHISEE only with the prior written approval of CITY LOOKS. CITY LOOKS will not unreasonably withhold its consent to any transfer of this Agreement, provided that the FRANCHISEE and the transferee Franchisee comply with the following conditions: (A) all of the FRANCHISEE'S monetary obligations due to CITY LOOKS have been paid in full, and the FRANCHISEE is not otherwise in default under this Agreement; (B) the FRANCHISEE has executed a written agreement in a form satisfactory to CITY LOOKS in which the FRANCHISEE agrees to observe all applicable obligations and covenants contained in this Agreement; (C) the transferee Franchisee and its shareholders agree to be personally liable to discharge all of the FRANCHISEE'S obligations under this Agreement and will enter into a written agreement in a form satisfactory to CITY LOOKS assuming and agreeing to discharge all of the FRANCHISEE'S obligations and covenants under this Agreement; (D) the transferee Franchisee will have demonstrated to CITY LOOKS' satisfaction that he, she or it meets CITY LOOKS' managerial, financial, and business standards for new area Franchisees, possesses a good business reputation and credit rating, and possesses the aptitude and ability to conduct the business franchised hereunder (as may be evidenced by prior related business experience or otherwise); (E) the FRANCHISEE has paid the transfer fee required under Article 10.6; (F) the transferee Franchisee does not own, operate, franchise, develop, manage or control any hairstyling, barber or other business that is in any way competitive with or similar to a City Looks Salons International business; and (G) if the transferee Franchisee does not meet CITY LOOKS' net worth requirements for operation of the City Looks Salons International Businesses, then the FRANCHISEE and/or its shareholders and the Personal Guarantors will execute a written agreement in a form satisfactory to CITY LOOKS agreeing to remain liable to CITY LOOKS for the obligations of the City Looks Businesses.

10.5 ACKNOWLEDGMENT OF RESTRICTIONS. The FRANCHISEE acknowledges and agrees that the restrictions on transfer imposed herein are reasonable and are necessary to protect the City Looks Business System and the Marks, as well as CITY LOOKS' reputation and image, and are for the protection of CITY LOOKS, the FRANCHISEE and all other franchisees who own and operate City Looks businesses. Any assignment or transfer permitted by this Article 10 will not be effective until CITY LOOKS receives a completely executed copy of all transfer documents and CITY LOOKS consents to the transfer in writing, any attempted assignment or transfer made without complying with the requirements of this Article 10 will be void.

10.6 TRANSFER FEE. If, pursuant to the terms of this Article, this Agreement is assigned, transferred or bequeathed to another person or entity, or if the FRANCHISEE'S shareholders transfer over fifty percent (50%) of their capital stock to another person or entity, then the FRANCHISEE will pay CITY LOOKS a transfer fee of One Thousand Dollars ($1,000). This fee is to cover the costs incurred by CITY LOOKS for attorneys' fees, accountants' fees, out-of-pocket expenses, long distance telephone calls, administrative expenses, and the time of its employees and officers.

                                   ARTICLE 11
                                   ARBITRATION

11.1 DISPUTES SUBJECT TO ARBITRATION. Except as expressly provided to the contrary in this Agreement, all disputes and controversies between the parties, including allegations of fraud, misrepresentation or violation of any state or federal laws or regulations, arising under, as a result of, or in connection with this Agreement, the Franchised Area or the FRANCHISEE'S City Looks businesses will be resolved and determined exclusively by Arbitration in accordance with the Commercial Rules and Regulations of the American Arbitration Association.

11.2 NOTICE OF DISPUTE. The party alleging the breach, claim, dispute or controversy ("dispute") must give the other party written notice setting forth the alleged dispute in detail. The party who has been given such written notice alleging the dispute will have thirty (30) days after having been given such written notice from the complaining party to correct or resolve the dispute specified in the written notice.

11.3 DEMAND FOR ARBITRATION. If the dispute alleged by either party has not been corrected, settled or compromised within the time period provided for in this Agreement, then either party may notice Arbitration by giving the other party written notice demanding Arbitration. Within ten (10) days after a written demand for Arbitration has been given by the party demanding Arbitration, either party will have the right to request the appropriate office of the American Arbitration Association to initiate the procedures necessary to appoint an Arbitrator. The Arbitrator will be appointed within sixty (60) days after a written demand for Arbitration has been made in accordance with the Commercial Rules and Regulation of the American Arbitration Association.

11.4 VENUE AND JURISDICTION. All Arbitration hearings will take place exclusively in Minneapolis, Minnesota. CITY LOOKS and the FRANCHISEE and their officers, directors and shareholders or partners and the Personal Guarantors acknowledge that the FRANCHISEE and its officers, Directors and employees have had substantial business and personal contacts with CITY LOOKS in Minnesota, do hereby agree and submit to personal jurisdiction in Minnesota in connection with any Arbitration hearings hereunder and any suits or actions brought to enforce the decision of the Arbitrator, and do hereby waive any rights they may have to contest venue and jurisdiction in Minnesota and any claims that venue and jurisdiction in Minnesota are invalid.

11.5 POWERS OF ARBITRATOR. The authority of the Arbitrator will be limited to making a finding, judgment, decision and award relating to the interpretation of or adherence to the written provisions of this Agreement. The Federal Rules of Evidence (the "Rules") will apply to all Arbitration hearings and the introduction of all evidence, testimony, records, affidavits, documents and memoranda in any Arbitration hearing must comply in all respects with the Rules and the legal precedents interpreting the Rules. Both parties will have the absolute right to cross-examine any person who testified against them or in favor of the other party. The Arbitrator will not have the authority or right to add to, delete, amend or modify in any manner the terms, conditions and provisions of this Agreement. All findings, judgments, decisions and awards of the Arbitrator will be limited to the dispute set forth in the written demand for Arbitration, and the Arbitrator will not have the authority to decide any other issues. The Arbitrator will not have the right or authority to award punitive damages to CITY LOOKS or the FRANCHISEE or their officers, Directors, shareholders or partners and Personal Guarantors, and CITY LOOKS and FRANCHISEE and their officers, Directors, shareholders or partners, and Personal Guarantors expressly waive their rights to plead or seek punitive damages. All findings, judgments, decisions and awards by the Arbitrator will be in writing, will be made within sixty (60) days after the Arbitration hearings have been completed, and will be final and binding on CITY LOOKS and the FRANCHISEE except as provided for in Article 11.8. The written decision of the Arbitrator will be deemed to be an order, judgment and decree and may be entered as such in any Court of competent jurisdiction by either party.

11.6 DISPUTES NOT SUBJECT TO ARBITRATION. The disputes and controversies between CITY LOOKS and the FRANCHISEE which are set forth in Article 12.1 and the following disputes between CITY LOOKS and the FRANCHISEE will not be subject to
Arbitration: (A) any dispute involving the Marks; (B) any dispute involving immediate termination of this Agreement by CITY LOOKS pursuant to Article 6.5 and Article 6.6 of this Agreement; (C) any dispute involving enforcement of the confidentiality provisions set forth in Article 5 of this Agreement; and (D) any dispute involving enforcement of the covenants not to compete set forth in
Article 8 of this Agreement.

11.7 NO COLLATERAL ESTOPPEL OR CLASS ACTIONS. Except as provided herein, all Arbitration findings and awards expressly made by the Arbitrator will be final and binding on CITY LOOKS and the FRANCHISEE and their officers, Directors, shareholders or partners, and Personal Guarantors; however, such Arbitration findings and awards may not be used to collaterally estop either party from raising any like or similar issues, claims or defenses in any other or subsequent Arbitration, litigation, court hearing or other proceeding involving third parties or other franchisees. No party except CITY LOOKS, the FRANCHISEE, and their officers, directors, shareholders or partners, and Personal Guarantors will have the right to join in any Arbitration proceeding arising under this Agreement, and, therefore, the Arbitrator will not be authorized to permit or approve class actions or to permit any person or entity that is not a party to this Agreement to be involved in or to participate in any Arbitration hearings conducted pursuant to this Agreement.

11.8 DE NOVO HEARING ON MERITS. If the Arbitrator awards either CITY LOOKS or the FRANCHISEE damages (including actual damages, costs and attorneys' fees) in excess of One Hundred Thousand Dollars ($100,000) in an Arbitration proceeding commenced pursuant to this Agreement, then the party who has been held liable by the Arbitrator will have the right to a de novo hearing on the merits by commencing an action in a court of competent jurisdiction in accordance with the provisions of this Agreement. If the party held liable by the Arbitrator commences a court action as provided for herein, then neither party will have the right to introduce the Arbitrator's decision or findings in any such court action and the Arbitrator's decision and findings will be of no force and effect and will not be final or binding on either CITY LOOKS or the FRANCHISEE. If the party who has been held liable by the Arbitrator for over One Hundred Thousand Dollars ($100,000) in damages fails to commence a court action within thirty
(30) days after the Arbitrator issues his or her award in writing, then the Arbitrator's findings, judgments, decisions and awards will be final and binding on CITY LOOKS and the FRANCHISEE.

11.9 CONFIDENTIALITY. All evidence, testimony, records, documents, findings, decision, judgments and awards pertaining to any Arbitration hearing between CITY LOOKS and the FRANCHISEE will be secret and confidential in all respects. CITY LOOKS and the FRANCHISEE will not disclose the decision or award of the Arbitrator and will not disclose any evidence, testimony, records, documents, findings, orders, or other matters from the Arbitration hearing to any person or entity except as required by law.

11.10 SEVERABILITY. It is the desire and intent of the parties to this Agreement that the provisions of this Article be enforced to the fullest extent permissible under the laws and public policy applied in each jurisdiction in which enforcement is sought. Accordingly, if any part of this Article is adjudicated to be invalid or unenforceable, then this Article will be deemed amended to delete that portion thus adjudicated to be invalid or unenforceable to the extent required to make this Article valid and enforceable. Any such deletion will be effective only in the particular jurisdiction in which the adjudication is made. Further, to the extent any provision of this Article is deemed unenforceable by virtue of its scope, the parties to this Agreement agree that the same will, nevertheless, be enforceable to the fullest extent permissible under the laws and public policies applied in such jurisdiction where enforcement is sought, and the scope in such a case will be determined by Arbitration as provided herein.

                                   ARTICLE 12
                                   ENFORCEMENT

12.1 INJUNCTIVE RELIEF. In addition to the provisions of Article 11, CITY LOOKS will be entitled to petition a Court of competent jurisdiction for the entry of temporary and permanent injunctions and orders of specific performance enforcing the provisions of this Agreement relating to: (A) the FRANCHISEE'S improper or unauthorized use of the Marks and the Business System; (B) the obligations of the FRANCHISEE upon termination or expiration of this Agreement; (C) the transfer or assignment of this Agreement, the Franchised Area or ownership interests of the FRANCHISEE; (D) the FRANCHISEE'S violation of the provisions of this Agreement relating to confidentiality and covenants not to compete; and (E) any act or omission by the FRANCHISEE or the FRANCHISEE'S employees that, (1) constitutes a violation of any applicable law, ordinance or regulation, (2) is dishonest or misleading to customers of the FRANCHISEE'S City Looks businesses or other City Looks or The Barbers businesses, (3) constitutes a danger to the employees, public or customers of the FRANCHISEE'S City Looks businesses, or (4) may impair the goodwill associated with the Marks and the Business System. In any action brought under this provision where CITY LOOKS prevails against the FRANCHISEE, the FRANCHISEE will indemnify CITY LOOKS for all costs that it incurs in any such proceedings including, without limitation, attorneys' fees actually incurred, expert witness fees, costs of investigation, court costs, travel and living expenses, and all other costs incurred by CITY LOOKS. Unless provided to the contrary by applicable law, CITY LOOKS will be entitled to obtain injunctive relief without the posting of any bond or security.

12.2 SEVERABILITY. All provisions of this Agreement are severable and this Agreement will be interpreted and enforced as if all completely invalid or unenforceable provisions were not contained herein and partially valid and enforceable provisions will be enforced to the extent valid and enforceable. If any applicable law or rule of any jurisdiction requires a greater prior notice of the termination of this Agreement than is required hereunder or the taking of some other action not required hereunder, or if under any applicable and binding law of any jurisdiction, any provision of this Agreement or any specification, standard or operating procedure prescribed by CITY LOOKS is invalid or unenforceable, the prior notice or other action required by such law or rule will be substituted for the notice requirements hereof, or such invalid or unenforceable provision, specification, standard or operating procedure will be modified to the extent required to be valid and enforceable. Such modifications to this Agreement will be effective only in such jurisdiction and will be enforced as originally made and entered into in all other jurisdictions.

12.3 WAIVER. CITY LOOKS and the FRANCHISEE may, by written instrument signed by CITY LOOKS and the FRANCHISEE, waive any obligation of or restriction upon the other under this Agreement. Acceptance by CITY LOOKS of any payment by the FRANCHISEE and the failure, refusal or neglect of CITY LOOKS to exercise any right under this Agreement or to insist upon full compliance by the FRANCHISEE of its obligations hereunder will not constitute a waiver by CITY LOOKS of any provision of this Agreement. CITY LOOKS will have the right to waive obligations or restrictions for other area franchisees under their Development Agreements without waiving those obligations or restrictions for the FRANCHISEE and, except to the extent provided by law, CITY LOOKS will have the right to negotiate terms and conditions, grant concessions and waive obligations for other area franchisees of CITY LOOKS without granting those same rights to the FRANCHISEE and without incurring any liability to the FRANCHISEE whatsoever.

12.4 NO RIGHT TO OFFSET. The FRANCHISEE will not, on grounds of the alleged nonperformance by CITY LOOKS of any of its obligations under this Agreement or any other contract between CITY LOOKS and the FRANCHISEE, or for any other reason, withhold payment of any amounts due CITY LOOKS under this Agreement or any other contract or obligation. The FRANCHISEE will not have the right to "offset" any liquidated or unliquidated amounts allegedly due to the FRANCHISEE from CITY LOOKS against any payments due to CITY LOOKS under this Agreement or any other contract or obligation.

12.5 CITY LOOKS' RIGHTS CUMULATIVE. The rights of CITY LOOKS hereunder are cumulative and no exercise or enforcement by CITY LOOKS of any right or remedy hereunder will preclude the exercise or enforcement by CITY LOOKS of any other right or remedy hereunder or which CITY LOOKS is entitled by law to enforce.

12.6 VENUE AND JURISDICTION. Unless otherwise required by applicable law, all Arbitration hearings, litigation, court hearings or other hearings initiated by either party against the other party must and will be venued exclusively in Hennepin County, Minnesota. The FRANCHISEE, each of its officers, Directors and shareholders, and the Personal Guarantors: (A) acknowledge that Minneapolis, Minnesota is a mutually convenient location for the venue and conduct of any legal or enforcement proceedings; (B) do hereby agree and submit to personal jurisdiction in the State of Minnesota for the purposes of any Arbitration hearings, litigation, court hearings or other hearings brought to enforce or construe the terms of this Agreement or to resolve any dispute or controversy arising under, as a result of, or in connection with this Agreement, the Franchised Area or the FRANCHISEE'S City Looks businesses; and (C) do hereby agree and stipulate that any Arbitration hearings, litigation, court hearings and other hearings will be venued and held exclusively in Hennepin County, Minnesota, and waive any rights to contest such venue and jurisdiction and any claims that such venue and jurisdiction are invalid.

12.7 AGREEMENT BINDING ON HEIRS AND ASSIGNS. This Agreement is binding upon the parties hereto and their respective executors, administrators, heirs, assigns and successors in interest.

12.8 JOINT AND SEVERAL LIABILITY. If the FRANCHISEE consists of more than one person, their liability under this Agreement will be deemed to be joint and several.

12.9 ENTIRE AGREEMENT. This Agreement supersedes and terminates all prior agreements relating to the rights granted herein, either oral or in writing, between the parties and therefore, any representations, inducements, promises or agreements between the parties not contained in this Agreement or not in writing signed by the President or a Vice President of CITY LOOKS and the FRANCHISEE will not be enforceable. This Agreement will not supersede or terminate any written Development Agreement relating to another Franchised Area or Franchise Agreement(s) executed prior to the date of this Agreement relating to other City Looks franchises operated by the FRANCHISEE that are or will be owned and operated by the FRANCHISEE. The preambles are a part of this Agreement, which constitutes the entire agreement of the parties, and there are no other oral or written understandings or agreements between CITY LOOKS and the FRANCHISEE relating to the subject matter of this Agreement.

12.10 CONTROLLING AGREEMENT. The rights and obligations of the FRANCHISEE and CITY LOOKS with respect to the operation of each City Looks business opened in the Franchised Area by the FRANCHISEE will be governed by the terms and conditions of each City Looks Franchise Agreement executed by the FRANCHISEE. In the event there is a conflict between the terms of this Agreement and the terms of any City Looks Franchise Agreement executed by the FRANCHISEE, then unless specified otherwise herein, the terms of this Agreement will control.

12.11 HEADINGS; TERMS. The headings of the Articles and the provisions thereof are for convenience only and do not define, limit or construe the contents of such Articles. The term "FRANCHISEE" as used herein is applicable to one or more individuals, a corporation or a partnership, as the case may be, and the singular usage includes the plural, and the masculine usage includes the neuter and the feminine, and the neuter usage includes the masculine and the feminine. References to "FRANCHISEE" which are applicable to an individual or individuals will mean the principal owner or owners of the equity or operating control of the FRANCHISEE if the FRANCHISEE is a corporation or partnership. If the FRANCHISEE consists of more than one individual, then all individuals will be bound jointly and severally by the terms and conditions of this Agreement.

12.12 NO ORAL MODIFICATION. No modification, change, addition, rescission, release, amendment or waiver of, and no approval, consent or authorization required by any provision of this Agreement may be made except by a written agreement subscribed to by duly authorized officers or partners of the FRANCHISEE and the President or a Vice President of CITY LOOKS. CITY LOOKS and the FRANCHISEE will not have the right to amend or modify this Agreement orally or verbally, and any attempt to do so will be void in all respects.

                                   ARTICLE 13
                                     NOTICES

All notices to CITY LOOKS will be in writing and will be made by personal service upon an officer or Director of CITY LOOKS or sent by prepaid registered or certified United States mail addressed to CITY LOOKS at 300 Industrial Boulevard N.E., Minneapolis, Minnesota 55413 with a copy to John W. Fitzgerald, Esq., Gray, Plant, Mooty, Mooty & Bennett, P.A., 3400 City Center, 33 South Sixth Street, Minneapolis, Minnesota 55402-3796. All notices to the FRANCHISEE will be by personal service upon the FRANCHISEE or a District Manager or Salon manager (or, if applicable, an officer or director of the FRANCHISEE), or sent by prepaid registered or certified United States mail addressed to the FRANCHISEE at the first City Looks Salons International business opened by the FRANCHISEE in the Franchised Area or such other address as the FRANCHISEE may designate in writing, or by delivery to any employee of the FRANCHISEE by a recognized overnight delivery service (such as Federal Express or UPS) which requires a written receipt of delivery from the addressee. Notice by mail is effective upon depositing the same in the mail in the manner provided above, notice by personal service is effective upon obtaining service and notice by overnight delivery service is effective upon delivery by such overnight delivery service.

                                   ARTICLE 14
                                 ACKNOWLEDGMENTS

14.1 BUSINESS RISKS; NO FINANCIAL PROJECTIONS. The FRANCHISEE acknowledges that it has conducted an independent investigation of the prospects for the establishment of City Looks Salons International businesses within the Franchised Area, and recognizes that the business venture contemplated by this Agreement involves business and economic risks and that its financial and business success will be primarily dependent upon the personal efforts of the FRANCHISEE, its management and employees. CITY LOOKS expressly disclaims the making of, and the FRANCHISEE acknowledges that it has not received, any estimates, projections, warranties or guaranties, express or implied, regarding potential Gross Revenues, profits, earnings or the financial success of the FRANCHISEE'S City Looks businesses, except as expressly set forth in writing in CITY LOOKS' City Looks Salons International Uniform Franchise Offering Circular, receipt of which is acknowledged by the FRANCHISEE.

14.2 NO INCOME OR REFUND WARRANTIES. The FRANCHISEE acknowledges that CITY LOOKS does not warrant or guarantee to the FRANCHISEE that the FRANCHISEE will derive income or profit from the FRANCHISEE'S City Looks businesses or that CITY LOOKS will refund all or part of the Exclusive Territory Fee or the price paid for the FRANCHISEE'S City Looks businesses or repurchase any of the products, merchandise, furniture, fixtures, equipment, supplies or chattels supplied by CITY LOOKS or an approved supplier if the FRANCHISEE is unsatisfied with its City Looks businesses.

14.3 TERMS OF OTHER DEVELOPMENT AGREEMENTS MAY DIFFER. The FRANCHISEE acknowledges that other area franchisees of CITY LOOKS have or will be granted Development Agreements at different times and in different situations, and further acknowledges that the terms and conditions of such Development Agreements may vary substantially in form and substance from those contained in this Agreement.

14.4 RECEIPT OF UNIFORM FRANCHISE OFFERING CIRCULAR. The FRANCHISEE acknowledges that it received a copy of this Agreement with all material blanks fully completed at least five (5) business days prior to the date that this Agreement was executed. The FRANCHISEE further acknowledges that it received a City Looks Uniform Franchise Offering Circular at least ten (10) business days prior to the date on which this Agreement was executed.

14.5 POTENTIAL INCREASES IN INVESTMENT REQUIREMENTS. The FRANCHISEE recognizes and acknowledges that this Agreement requires it to open additional City Looks businesses in the future pursuant to the development schedule set forth in
Article 3. The FRANCHISEE further acknowledges that the estimated expenses and investment requirements set forth in Items 6 and 7 of CITY LOOKS' City Looks Salons International Uniform Franchise Offering Circular are subject to increase over time, and that future City Looks businesses opened and operated by the FRANCHISEE may involve greater initial investment and operating capital requirements than those stated in the Uniform Franchise Offering Circular provided to the FRANCHISEE prior to the execution of this Agreement.

14.6 HAIR PERFORMERS(R) BUSINESSES. The FRANCHISEE agrees and acknowledges that the "Hair Performers(R)" businesses serviced by THE BARBERS are hair salons that address similar markets and, thus, may be competitive with City Looks businesses. Further, the FRANCHISEE acknowledges and agrees that THE BARBERS will have the absolute right to develop, own, manage, license or franchise Hair Performers(R) businesses at any location in the world, and the FRANCHISEE hereby waives any and all rights that it may have or allege against THE BARBERS or any affiliate of THE BARBERS resulting from the opening of any Hair Performers(R) business, including those Hair Performers(R) businesses that may be located in the Franchised Area or near, adjacent or contiguous to any of the FRANCHISEE'S City Looks businesses.

14.7 COST CUTTERS(R), WE CARE HAIR(R) AND FAMILY HAIRCUT(R) BUSINESSES. The FRANCHISEE agrees and acknowledges that the "Cost Cutters Family Hair Care(R)" businesses which are franchised by THE BARBERS, the "We Care Hair(R)" businesses which are franchised by WCH, Inc., a wholly-owned subsidiary of The Barbers, and the Family Haircut(R) business serviced by THE BARBERS ("Cost Cutters(R), We Care Hair(R) and Family Haircut(R) businesses") are hair salons that address different markets and, thus, are not competitive with City Looks Salons International businesses. Further, the FRANCHISEE acknowledges and agrees that WCH, Inc. and THE BARBERS will have the absolute right to develop, own, manage, license or franchise Cost Cutters(R), We Care Hair(R) and Family Haircut(R) businesses at any location in the world, and the FRANCHISEE hereby waives any and all rights that it may have or allege against THE BARBERS or any affiliate of THE BARBERS resulting from the opening of any Cost Cutters(R), We Care Hair(R) or Family Haircut(R) businesses, including those Cost Cutters(R), We Care Hair(R) or Family Haircut(R) businesses that may be located in the Franchised Area or near, adjacent or contiguous to any of the FRANCHISEE'S City Looks businesses.

                                   ARTICLE 15
                     DISCLAIMER; FRANCHISEE'S LEGAL COUNSEL

15.1 DISCLAIMER BY CITY LOOKS. CITY LOOKS expressly disclaims the making of any express or implied representations or warranties regarding the sales, earnings, income, profits, Gross Revenues, business or financial success, or value of the FRANCHISEE'S businesses, except those expressly set forth in writing in Item 19 of the City Looks Salons International Uniform Franchise Offering Circular received by the FRANCHISEE.

15.2 ACKNOWLEDGMENTS BY FRANCHISEE. The FRANCHISEE acknowledges that it has not received any express or implied representations or warranties regarding the sales, earnings, income, profits, Gross Revenues, business or financial success, value of the businesses or any other matters pertaining to the City Looks Salons International businesses from CITY LOOKS or any of CITY LOOKS' officers, employees or agents that were not contained in writing in the Uniform Franchise Offering Circular (including this Agreement) received by the FRANCHISEE ("representations or warranties"). The FRANCHISEE further acknowledges that if it had received any representations or warranties not contained in CITY LOOKS' City Looks Salons International Uniform Franchise Offering Circular, it would not have executed this Agreement, and the FRANCHISEE would have: (A) promptly notified the President of CITY LOOKS in writing of the person or persons making such representations or warranties; and (B) provided to CITY LOOKS a specific written statement detailing the representations or warranties made that were not contained in the City Looks Salons International Uniform Franchise Offering Circular received by the FRANCHISEE.

15.3 LEGAL REPRESENTATION. The FRANCHISEE acknowledges that this Agreement constitutes a legal document which grants certain rights to and imposes certain obligations upon the FRANCHISEE. The FRANCHISEE was advised by CITY LOOKS to consult an attorney or other advisor prior to the execution of this Agreement to review CITY LOOKS' City Looks Salons International Uniform Franchise Offering Circular, to review this Agreement in detail, to review the economics, operations and other business aspects of the City Looks Salons International businesses, to determine compliance with franchising and other applicable laws, to advise the FRANCHISEE about all federal, state and local laws, rules, ordinances, special regulations and statutes that apply to the FRANCHISEE'S City Looks Salons International businesses and to advise the FRANCHISEE about the economic risks, liabilities, obligations and rights under this Agreement. The name of the FRANCHISEE'S attorney or other advisor is:

         Name:
               -------------------------------------------------------

         Name of Firm:
                       -----------------------------------------------

         Address:
                  ----------------------------------------------------

         City, State, Zip Code:
                                --------------------------------------

         Telephone Number: (      )
                           -------------------------------------------

         Fax Number: (      )
                     -------------------------------------------------

                                   ARTICLE 16
                       GOVERNING LAW; STATE MODIFICATIONS

16.1 GOVERNING LAW. Except to the extent governed by the United States Trademark Act of 1946 (Lanham Act, 15 U.S.C. ss.1051 et seq.), this Agreement and the relationship between CITY LOOKS and the FRANCHISEE will be governed by the laws of the state in which the Franchised Area is located. If the Franchised Area contains more than one state, then the laws of the state in which the FRANCHISEE'S principal place of business is located will govern. The provisions of this Agreement which conflict with or are inconsistent with applicable governing law will be superseded and/or modified by such applicable law only to the extent such provisions are inconsistent. All other provisions of this Agreement will be enforceable as originally made and entered into upon the execution of this Agreement by the FRANCHISEE and CITY LOOKS.

16.2 STATE MODIFICATIONS. The following states have statutes which may supersede the provisions of this Agreement in the FRANCHISEE'S relationship with CITY LOOKS including the areas of termination and renewal of the Franchise: ARKANSAS [Stat. Section 70-807], CALIFORNIA [Bus. & Prof. Code Sections 20000-20043], CONNECTICUT [Gen. Stat. Section 42-133e et seq.], DELAWARE [Code Section 2552], HAWAII [Rev. Stat. Section 482E-1], ILLINOIS [815 ILCS 705/19 and 705/20], INDIANA [Stat. Section 23-2-2.7], IOWA [Code 523H.1-523H.17], MICHIGAN [Stat.
Section 19.854(27)], MINNESOTA [Stat. Section 80C14], MISSISSIPPI [Code Section 75-24-51], MISSOURI [Stat. Section 407.400], NEBRASKA [Rev. Stat. Section 87-401], NEW JERSEY [Stat. Section 56:10-1], SOUTH DAKOTA [Codified Laws Section 37-5A-51], VIRGINIA [Code 13.1-557-574-13.1-564], WASHINGTON [Code Section 19.100.180], WISCONSIN [Stat. Section 135.03]. These and other states may have court decisions which may supersede the provisions of this Agreement in the FRANCHISEE'S relationship with CITY LOOKS including the areas of termination and renewal of the Franchise. If the Franchised Area is located in any one of the states specifically indicated below in this Article 16.2, or if the laws of any such state are otherwise applicable, then the designated provisions of this Agreement will be amended and revised as follows:

16.3 SEVERABILITY. The severability provisions of this Agreement contained in
Article 8.5, Article 11.10 and Article 12.2 of this Agreement will pertain to all of the applicable laws which conflict with or modify the provisions of this Agreement including, but not limited to, the provisions of this Agreement specifically addressed in Article 16.2 above.

                                   ARTICLE 17
                                   DEFINITIONS

17.1 ABANDON. "Abandon" as used in this Agreement will mean the conduct of the FRANCHISEE, including acts of omission as well as commission, indicating the willingness, desire or intent of the FRANCHISEE to discontinue the opening and operating of City Looks Salons International businesses in the Franchised Area in accordance with the terms of this Agreement.

17.2 TERMS DEFINED IN FRANCHISE AGREEMENT. Capitalized terms used but not defined in this Agreement will, if defined in the Franchise Agreement, have the meanings ascribed to such terms in the Franchise Agreement.

IN WITNESS WHEREOF, CITY LOOKS, the FRANCHISEE and the shareholders or partners of the FRANCHISEE have executed this Agreement effective as of the day and year first above written.


In the Presence of:                     "CITY LOOKS"

                                        THE BARBERS, HAIRSTYLING FOR MEN
                                        & WOMEN, INC.


                                        ----------------------------------------
                                        By
-------------------------------------      -------------------------------------
                                         Its
                                             -----------------------------------


In the Presence of:                     "FRANCHISEE"


-----------------------------------     ----------------------------------------

-----------------------------------     ----------------------------------------

-----------------------------------     ----------------------------------------

-----------------------------------     ----------------------------------------

The undersigned individual shareholders or partners of the FRANCHISEE hereby agree to be bound by the terms and conditions of this Agreement.

In the Presence of:              SHAREHOLDERS/PARTNERS        PERCENTAGE OF
                                                              OWNERSHIP
                                                                               %
------------------------------   ---------------------------  -----------------
                                                                               %
------------------------------   ---------------------------  -----------------
                                                                               %
------------------------------   ---------------------------  -----------------
                                                                               %
------------------------------   ---------------------------  -----------------

                   PERSONAL GUARANTY AND AGREEMENT TO BE BOUND
                     PERSONALLY BY THE TERMS AND CONDITIONS
                          OF THE DEVELOPMENT AGREEMENT


In consideration of the execution of this Agreement by CITY LOOKS, and for other good and valuable consideration, the undersigned, for themselves, their heirs, successors, and assigns, do jointly, individually and severally hereby become surety and guaranty for the payment of all amounts and the performance of the covenants, terms and conditions in this Agreement, to be paid, kept and performed by the FRANCHISEE.

Further, the undersigned, individually and jointly, hereby agree to be personally bound by each and every condition and term contained in this Agreement and agree that this PERSONAL GUARANTY will be construed as though the undersigned and each of them executed an Agreement containing the identical terms and conditions of this Agreement.

If the FRANCHISEE breaches the terms and conditions of this Agreement, then the undersigned, their heirs, successors and assigns, do hereby, individually, jointly and severally, promise and agree to pay to CITY LOOKS all monies due and payable to CITY LOOKS under the terms and conditions of this Agreement.

In addition, if the FRANCHISEE fails to comply with any other terms and conditions of this Agreement, then the undersigned, their heirs, successors and assigns, do hereby, individually, jointly and severally, promise and agree to comply with the terms and conditions of this Agreement for and on behalf of the FRANCHISEE.

In addition, should the FRANCHISEE at any time be in default on any obligation to pay monies to CITY LOOKS or any subsidiary or affiliate of CITY LOOKS, whether for merchandise, products, supplies, furniture, fixtures, equipment, rent or other goods purchased by the FRANCHISEE from CITY LOOKS or any subsidiary or affiliate of CITY LOOKS or for any other indebtedness of the FRANCHISEE to CITY LOOKS or any subsidiary or affiliate of CITY LOOKS, then the undersigned, their heirs, successors and assigns, do hereby, individually, jointly and severally, promise and agree to pay all such monies due and payable from the FRANCHISEE to CITY LOOKS or any subsidiary or affiliate of CITY LOOKS.

It is further understood and agreed by the undersigned that the provisions, covenants and conditions of this GUARANTY will inure to the benefit of the successors and assigns of CITY LOOKS. Each of the undersigned hereby submits to personal jurisdiction in the state and federal courts of Minnesota with respect to any litigation pertaining to this GUARANTY, and agrees that all litigation pertaining to this GUARANTY will and must be venued exclusively in Hennepin County, Minnesota.

                               PERSONAL GUARANTORS

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INDIVIDUALLY                             INDIVIDUALLY

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Address                                  Address

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City           State       Zip Code      City             State         Zip Code

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Telephone                                Telephone



-------------------------------------    ---------------------------------------
INDIVIDUALLY                             INDIVIDUALLY

-------------------------------------    ---------------------------------------
Address                                  Address

-------------------------------------    ---------------------------------------
City           State       Zip Code      City             State         Zip Code

-------------------------------------    ---------------------------------------
Telephone                                Telephone



-------------------------------------    ---------------------------------------
INDIVIDUALLY                             INDIVIDUALLY

-------------------------------------    ---------------------------------------
Address                                  Address

-------------------------------------    ---------------------------------------
City           State       Zip Code      City             State         Zip Code

-------------------------------------    ---------------------------------------
Telephone                                Telephone